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                            INFORMATION REQUIRED IN PROXY STATEMENT
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[STI Classic Funds Logo Omitted]

                                                            SUPPLEMENTAL LETTER

                                                             September 25, 2000




Dear Shareholder:

                  You should receive shortly, or may have already received, a proxy card, proxy statement and related information about a Special Meeting of Shareholders of the STI Classic Funds scheduled for October 27, 2000. As a Shareholder of record as of the close of business on August 16, 2000, you are entitled to vote at the Special Meeting either in person or by proxy.

                  Each of the Maryland Municipal Bond, Virginia Municipal Bond and Virginia Intermediate Municipal Bond Funds is currently a "non-diversified" Fund. Unfortunately, after mailing the proxy materials, it came to our attention that some important references to the Maryland Municipal Bond, Virginia Municipal Bond and Virginia Intermediate Municipal Bond Funds were not included in one of the proposals, Proposal 2.1. As written, the proxy materials may lead you to believe that you are being asked to change a fundamental policy of your Fund to make it a diversified Fund. Instead, you are only being asked to approve the rewording of your Fund's current policy, which will keep it a non-diversified Fund. The enclosed Supplement to the Proxy Statement corrects and supercedes the information in the Proxy Statement about Proposal 2.1.

                  If you have any questions regarding the proxy materials, including the enclosed Supplement, please do not hesitate to call us at 1-800-874-4770. Also, if you have already returned your proxy card, or voted by telephone or through the Internet, and would now like to change your vote as a result of this Supplement, please call us and we will assist you in changing your vote.

                  We apologize for any confusion or inconvenience this may have caused. Your vote is important to us, and we want to make sure that you have all the information you need to make an informed decision. Thank you for taking the time to consider these important proposals and for your continued investment in the STI Classic Funds.

                                                          Sincerely,


                                                          /s/Timothy D. Barto
                                                          Timothy D. Barto
                                                          Vice President


Enclosure

                                STI CLASSIC FUNDS

                       Supplement dated September 25, 2000
                          to the Joint Proxy Statement
              Special Meeting of Shareholders to be held October 27, 2000

This Supplement provides new and additional information relevant to shareholders of the Maryland Municipal Bond, Virginia Intermediate Municipal Bond and Virginia Municipal Bond Funds which goes beyond that contained in the Joint Proxy Statement. The information in this Supplement replaces and supercedes the information on pages 7 and 8, as well as information in Appendices A and B, of the Joint Proxy Statement relating to Proposal 2.1. The new information, which was missing from pages 7 and 8 of the Joint Proxy Statement, has been underlined below:

PROPOSAL 2.1:  TO REVISE THE FUNDAMENTAL POLICIES CONCERNING DIVERSIFICATION.

         Each Fund (OTHER THAN THE MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND) is a "diversified" Fund under the 1940 Act. This means that with respect to 75% of its total assets, a Fund may not invest more than 5% of its total assets in a single issuer or purchase more than 10% of the voting securities of any one issuer. This restriction does not apply to U.S. government securities or securities of other investment companies.

         The Trusts currently have two policies regarding diversification. The first policy prevents a DIVERSIFIED Fund (except the Life Vision Funds) from purchasing more than 10% of the voting securities of a single issuer. The second policy, applicable to all DIVERSIFIED Funds, prohibits the investment of more than 5% of a Fund's assets in a single issuer, with regard to 75% of the Fund's total assets. As described above, the 5% and 10% limitations only apply to 75% of a "diversified" Fund's total assets. Therefore, the first policy, as currently written, is more restrictive than required under the 1940 Act in its application to 100% of the Fund's assets.

         In the interest of flexibility and uniformity, it is proposed that a single policy containing only those requirements applicable to a diversified Fund under the 1940 Act apply to all DIVERSIFIED Funds.

   CURRENT TEXT:

No Fund (except the Life Vision Funds) may:

     1.  Acquire more than 10% of the voting securities of any one issuer.

     2. Purchase the securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that a Fund may invest more than 25% of its assets without regard to this restrictions permitted by applicable law.

POLICIES 1 AND 2 ABOVE ONLY APPLY WITH RESPECT TO 50% OF EACH OF THE MARYLAND MUNICIPAL BOND, VIRGINIA INTERMEDIATE MUNICIPAL BOND AND VIRGINIA MUNICIPAL BOND FUNDS' TOTAL ASSETS.

                                   * * * * *
   PROPOSED TEXT:

No Fund may:

             With respect to 75% of each Fund's total assets (50% IN THE CASE OF MARYLAND MUNICIPAL BOND FUND, VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND AND VIRGINIA MUNICIPAL BOND FUND), invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government
      or any of its agencies  or  instrumentalities,   repurchase  agreements
      involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.